Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

10. Income Taxes

To determine the Company’s quarterly provision for income taxes, the Company used an estimated annual effective tax rate that is based on expected annual income and statutory tax rates in the various jurisdictions in which the Company operates. Certain significant unusual or infrequently occurring items that are separately reported are separately recognized in the quarter during which they occur and can be a source of variability in the effective tax rate from quarter to quarter.

The Company had no income tax expense for the three months ended March 31, 2022 and 2021, respectively. Income tax expense for the three months ended March 31, 2022 and 2021 is based on the Company’s estimated annualized effective tax rate for the fiscal years ending December 31, 2022 and December 31, 2021, respectively. For the three months ended March 31, 2022, the Company’s recognized effective tax rate differs from the U.S. federal statutory rate as the Company recorded net losses during the period and a full valuation allowance has been recorded on the Company’s net deferred tax assets.

10. Income taxes

Loss before provision for income taxes was $81.5 million and $20.9 million for the years ended December 31, 2021 and 2020, respectively, all of which was generated in the United States. The Company's provision for income taxes consists of the following:

	Years Ended December 31,
(In thousands)	2021	2020
Current:
Federal	$—	$—
State	(1)	(1)
Total current	(1)	(1)
Deferred:
Federal	(16,377)	(4,142)
State	(3,948)	(1,144)
Change in valuation allowance	20,325	5,286
Total deferred	—	—
Total provision for income taxes	$(1)	$(1)

The Company's provision for income tax differs from the amount computed by applying the statutory federal income tax rate to income before taxes as follows:

	Years Ended December 31,
(In thousands)	2021	2020
Statutory federal income tax rate	21.0%	21.0%
State tax provision	3.7	3.7
Change in valuation allowance	(24.9)	(25.3)
Research credits	0.7	3.0
Permanent differences	(0.3)	(2.4)
Other	(0.2)	—
Total provision for income taxes	0.0%	0.0%

As of December 31, 2021 and 2020, the net deferred tax asset consisted of the following:

	December 31,
(In thousands)	2021	2020
Deferred tax assets:
Accrued expenses	$1,050	$192
Stock compensation	11,094	479
Research credits	2,486	1,939
Net operating loss carryforwards	22,393	12,838
Total gross deferred tax assets	37,023	15,448
Less valuation allowance	(35,476)	(15,151)
Total deferred tax assets	1,547	297
Deferred tax liabilities:
Property and equipment	(1,547)	(297)
Total deferred tax liabilities	(1,547)	(297)
Net deferred tax asset	$—	$—

Valuation allowances are established when necessary to reduce deferred tax assets, including temporary differences and net operating loss carryforwards, to the amount expected to be realized in the future. FASB guidance indicates that forming a conclusion that a valuation allowance is not needed is difficult when there is negative evidence such as cumulative losses in recent years. The Company had cumulative losses from continuing operations in the United States for the three-year period ended December 31, 2021. The Company considered this negative evidence along with all other available positive and negative evidence and concluded that, at December 31, 2021, it is more likely than not that the Company’s U.S. deferred tax assets will not be realized. As of December 31, 2021, a valuation allowance has been recorded on the Company’s deferred tax assets to recognize only the proportion of the deferred tax asset that is more likely than not to be recognized. The Company’s total valuation allowance was $35.5 million at December 31, 2021 and $15.2 million at December 31, 2020. The Company’s valuation allowance increased $20.3 million and $5.3 million during the fiscal years ended December 31, 2021 and 2020, respectively. A reconciliation of the beginning and ending amount of the valuation allowance is as follows:

	December 31,
(In thousands)	2021	2020
Valuation allowance at beginning of year	$15,151	$9,865
Change in valuation allowance	20,325	5,286
Valuation allowance at end of year	$35,476	$15,151

As of December 31, 2021, the Company had cumulative federal net operating losses of approximately $90.1 million. Of these losses, $5.9 million were generated in 2015 through 2017, prior to the Tax Cuts and Jobs Act enactment, and will begin expiring from 2035 to 2037 if not utilized. The remaining net operating losses have an indefinite carryforward period. As of December 31, 2020, the Company had cumulative federal net operating losses of approximately $51.2 million.

As of December 31, 2021, the Company had a $3.9 million deferred tax asset related to a federal research and development credit carryforward. This credit has been offset by a liability for unrecognized tax benefits of $1.9 million. If not utilized, the credits will expire beginning in 2035 through 2041. As of December 31, 2020, the Company had a $3.0 million deferred tax asset related to a federal research and development credit carryforward.

As of December 31, 2021, the Company had cumulative state net operating losses of approximately $89.1 million. Of the total state net operating losses, approximately $88.8 million is attributable to Utah. Utah law allows unused net operating losses arising in tax years beginning after December 31, 2017 to be carried forward indefinitely. Of the total $88.8 million of Utah net operating losses, $82.5 million are carried forward indefinitely, and the remaining net operating losses will expire beginning in 2035 through 2037. The remaining state net operating loss carryforwards are attributable to various other states with varying expiration periods. As of December 31, 2020, the Company had cumulative state net operating losses of approximately $53.6 million. Of the total state net operating losses, approximately $53.5 million is attributable to Utah.

As of December 31, 2021, the Company had a $1.4 million deferred tax asset related to Utah research and development credits carryforward. This credit has been offset by a liability for unrecognized tax benefits of $0.7 million. If not utilized, the credits will expire beginning in 2029 through 2035. As of December 31, 2020, the Company had a $1.1 million deferred tax asset related to a Utah research and development credit carryforward. This credit has been offset by a liability for unrecognized tax benefits of $0.6 million.

ASC Topic 740-10-05 requires that the impact of a tax position be recognized in the financial statements if that position is more likely than not of being sustained on audit, based on the technical merits of the position. As of December 31, 2021, the Company had a $2.6 million liability for unrecognized tax benefits, all of which is netted against deferred tax assets for related carryforward credits. As of December 31, 2020, the Company had a $2.1 million liability for unrecognized tax benefits, all of which is netted against deferred tax assets for related carryforward credits. The Company expects no material changes to the liability for unrecognized tax benefits in the next 12 months. Interest and penalties associated with uncertain tax positions are recorded as a component of income tax expense. There would be no impact to the Company’s effective rate if the unrecognized tax benefits were recognized. A reconciliation of the beginning and ending amounts of unrecognized benefits is as follows:

	Years ended December 31,
(In thousands)	2021	2020
Unrecognized tax benefits at the beginning of year	$2,054	$1,388
Gross increases – current year tax positions	580	666
Unrecognized tax benefits at end of year	$2,634	$2,054
Interest and penalties in year-end balance	$—	$—

The Company files U.S. and various state tax returns in jurisdictions with various statutes of limitation. As of December 31, 2021, the tax returns for fiscal year 2016 through fiscal year 2020 remain subject to examination. Annual tax provisions include amounts considered necessary to pay assessments that may result from examination of prior year tax returns; however, the amount ultimately paid upon resolution of issues may differ materially from the amount accrued. As of December 31, 2021, there are no income tax returns currently under audit.